EXHIBIT 99.1

Solésence Reports Third Quarter 2025 Financial Results

Advances Strategic Transformation with Key Changes in Executive Leadership, Product Development and Operations

ROMEOVILLE, Ill., Nov. 11, 2025 (GLOBE NEWSWIRE) -- Solésence, Inc. (Nasdaq: SLSN), a leader in scientifically-driven health care solutions across beauty and life science categories, today announced financial results for the third quarter ended September 30, 2025.

Recent Highlights and Accomplishments

  Continued strategic transformation to drive future innovation and growth with promotion of Kevin Cureton to President and Chief Executive Officer.
  Appointed Laura Riffner, a seasoned financial and operations expert, as Chief Financial Officer to lead accounting and finance management and support strategic planning.
  Yoana Dvorzsak to lead newly unified group that combines Solésence’s research and development, product and component development, regulatory and quality operations as Vice President, Innovation and Product Integrity.

“As part of our ongoing transformation, Solésence implemented several strategic initiatives driving improvements in innovation, product quality and operational efficiency,” said Kevin Cureton, President and Chief Executive Officer. “At the same time, we are dedicated to expanding the reach of our skin care, sun care and color cosmetic solutions to consumers who are passionate for our products. Despite a challenging third quarter, we are confident that our wider organizational and commercial strategies will solidify Solésence’s future as a dynamic, highly profitable growth company.”

Third Quarter 2025 Financial Results

  Revenue for the third quarter was $14.5 million, compared to $16.9 million for the same period in 2024.
  Gross margin in the third quarter was 23%, compared to 36% for the same period in 2024.
  Gross profit in the third quarter was $3.4 million, compared to $6.1 million for the same period in 2024.
  Net loss for the third quarter was $1.1 million, compared to net income of $3.0 million for the same period in 2024.

Third Quarter 2025 Operational Highlights

  Unified operations group and executed on structural changes to drive operational efficiencies across manufacturing and supply chain.
  Consolidated the Company’s manufacturing facilities to two from three.
  Improved automation to streamline manufacturing processes.

“Our recent structural changes focused on streamlining operations, enhancing product integrity, and improving productivity have strategically positioned Solésence for scaled growth,” said Laura Riffer, Chief Financial Officer of Solésence. “We reorganized vital parts of the business—specifically unifying our R&D and Quality teams, consolidating manufacturing, and increasing production automation. The culmination of all these efforts will provide the sound operational foundation necessary to efficiently deliver the highest quality products to our brand partners, solidifying our position with them as their long-term partner of choice.”

Conference Call

Solésence will host its third quarter conference call on Tuesday, November 11, 2025, at 7:30 a.m. CT, 8:30 a.m. ET, to discuss its financial results and provide a business and financial update. On the call will be Kevin Cureton, President and Chief Executive Officer, Laura Riffner, Chief Financial Officer, and Jess Jankowski, Board Advisor.

Webcast Link: https://edge.media-server.com/mmc/p/qur8mp24

Dial-In Link: https://register-conf.media-server.com/register/BI2e27b8a6c7664f28b7a16148b68f01ba

To receive the dial-in number, as well as your personalized PIN, you must register at the above link. Once registered, you will also have the option to have the system dial-out to you once the conference call begins. If you forget your PIN prior to the conference call, you can simply re-register.

The call may also be accessed through the Company’s investor relations website, at https://ir.solesence.com/. Please join the conference call at least five minutes before prior to the start time.

FINANCIAL RESULTS AND NON-GAAP INFORMATION

Use of Non-GAAP Financial Information

Solésence believes that the presentation of results excluding certain items, such as non-cash equity compensation charges, provides meaningful supplemental information to both management and investors, facilitating the evaluation of performance across reporting periods. The Company uses these non-GAAP measures for internal planning and reporting purposes. These non-GAAP measures are not in accordance with, or an alternative for, Generally Accepted Accounting Principles (“GAAP”) and may be different from non-GAAP measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with GAAP.

About Solésence, Inc.

Solésence, Inc. (Nasdaq: SLSN), is a leader in scientifically-driven health care solutions across beauty and life science categories. With a mission to deliver joy through innovation, inclusivity and the science of beautiful skin, we have redefined mineral-based sun protection by maximizing transparency, effectiveness, aesthetics, and wearability — empowering individuals to embrace beauty on their own terms. Combining best-in-class skin health solutions with the celebration of self-care, we allow brands to deliver unique product claims and attributes by seamlessly integrating protection, prevention, and treatment technologies into daily use products. Learn more at solesence.com.

Forward-Looking Statements

This press release contains words such as “expects,” “shall,” “will,” “believes,” and similar expressions that are intended to identify forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements in this announcement are made based on the Company’s current beliefs, known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties that could cause the Company’s results of operations, performance, and achievements to differ materially from current expectations expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, without limitation, the following: a decision by a customer to cancel a purchase order or supply agreement in light of the Company’s dependence on a limited number of key customers; uncertain demand for, and acceptance of, the Company’s engineered materials, ingredients, and fully formulated products; the Company’s manufacturing capacity and product mix flexibility in light of customer demand; the Company’s limited marketing experience; changes in development and distribution relationships; the impact of competitive products and technologies; the Company’s dependence on patents and protection of proprietary information; the resolution of litigation in which the Company may become involved; the impact of any potential new government regulations that could be difficult to respond to or too costly to comply with while remaining financially viable; the ability of the Company to maintain an appropriate electronic trading venue; and other factors described in the Company’s Form 10-K filed March 31, 2025. In addition, the Company’s forward-looking statements could be affected by general industry and market conditions and growth rates. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties, or other contingencies.

Media Contact:
media@solesence.com

Investor Relations Contact:
investors@solesence.com

SOLESENCE, INC
CONSOLIDATED BALANCE SHEETS
(Unaudited Consolidated Condensed)
	(in thousands except share and per share data)

	September 30,	December 31,
	2025	2024
ASSETS	(Unaudited)
Current assets:
Cash	$429	$1,409
Trade accounts receivable	11,438	5,655
Allowance for credit losses	(1,729)	(786)
Trade accounts receivable, net	9,709	4,869
Inventories, net	18,869	20,267
Prepaid expenses and other current assets	3,785	2,803
Total current assets	32,792	29,348

Equipment and leasehold improvements, net	13,938	12,734
Operating leases, right of use	7,257	7,917
Other assets, net	-	3
Total assets	$53,987	$50,002

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Line of credit, accounts receivable, related party	$5,316	$-
Current portion of line of credit, inventory, related party	-	4,000
Current portion of debt, related parties	-	1,000
Current portion of operating lease obligations	1,224	1,260
Accounts payable	4,826	9,093
Deferred revenue	1,197	5,571
Accrued expenses	5,301	4,849
Total current liabilities	17,864	25,773

Long-term portion of operating lease obligations	8,144	9,037
Long-term portion of line of credit, inventory, related party	9,500	-
Long-term portion of debt, related parties	1,000	-
Asset retirement obligations	252	246
Total long-term liabilities	18,896	9,283

Contingent liabilities
Stockholders' equity:
Preferred stock, $.01 par value, 24,088 shares authorized and
no shares issued and outstanding	-	-
Common stock, $.01 par value, 95,000,000 shares authorized;
70,536,845 and 70,103,279 shares issued and outstanding on
September 30, 2025 and December 31, 2024, respectively	705	700
Additional paid-in capital	115,323	114,674
Accumulated deficit	(98,801)	(100,428)
Total stockholders' equity	17,227	14,946
Total liabilities and shareholders' equity	$53,987	$50,002

SOLESENCE, INC
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited Consolidated Condensed)
(in thousands except share and per share data)
	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenue:
Product revenue	$14,533	$16,785	$49,369	$39,479
Other revenue	64	81	212	301
Net revenue	14,597	16,866	49,581	39,780

Cost of revenue	11,227	10,764	36,952	26,358
Gross profit	3,370	6,102	12,629	13,422

Operating expense:
Research and development expense	1,082	970	3,055	2,746
Selling, general and administrative expense	3,069	1,934	8,188	5,321
Income (loss) from operations	(781)	3,198	1,386	5,355
Interest expense	339	153	603	562
Other income, net	-	-	1,234	-
Income (loss) before provision for income taxes	(1,120)	3,045	2,017	4,793
Provision for income taxes	-	-	390	-
Net income (loss)	$(1,120)	$3,045	$1,627	$4,793

Net income (loss) per share-basic	$(0.02)	$0.04	$0.02	$0.08

Weighted average number of common shares outstanding - basic	70,500,925	69,873,394	70,269,539	59,778,119

Net income (loss) per share-diluted	$(0.02)	$0.04	$0.02	$0.08

Weighted average number of common shares outstanding - diluted	70,500,925	71,935,394	72,745,662	61,725,119

SOLESENCE, INC
CONSOLIDATED STATEMENTS OF OPERATIONS - EXPANDED SCHEDULE
(Unaudited Consolidated Condensed)
(in thousands except share and per share data)
	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenue:
Product revenue	$14,533	$16,785	$49,369	$39,479
Other revenue	64	81	212	301
Net revenue	14,597	16,866	49,581	39,780

Cost of revenue detail:
Depreciation	216	219	649	663
Non-Cash equity compensation	19	26	73	80
Other costs of revenue	10,992	10,519	36,230	25,615
Cost of revenue	11,227	10,764	36,952	26,358
Gross profit	3,370	6,102	12,629	13,422

Operating expense:
Research and development expense detail:
Depreciation	4	6	11	17
Non-Cash equity compensation	41	34	96	99
Other research and development expense	1,037	930	2,948	2,630
Research and development expense	1,082	970	3,055	2,746

Selling, general and administrative expense detail:
Depreciation and amortization	5	6	17	20
Non-Cash equity compensation	61	100	199	298
Other selling, general and administrative expense	3,003	1,828	7,972	5,003
Selling, general and administrative expense	3,069	1,934	8,188	5,321
Income from operations	(781)	3,198	1,386	5,355
Interest expense	339	153	603	562
Other income, net	-	-	1,234	-
Income before provision for income taxes	(1,120)	3,045	2,017	4,793
Provision for income taxes	-	-	390	-
Net income (loss)	$(1,120)	$3,045	$1,627	$4,793

Non-GAAP Disclosure (see note regarding Non-GAAP disclosures):
Addback Interest, net	339	153	603	562
Addback Depreciation/Amortization	225	231	677	700
Addback Non-Cash Equity Compensation	121	160	368	477
Subtract Non-Cash Other Income	-	-	-	-
Adjusted EBITDA	$(435)	$3,589	$3,275	$6,532